                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - JANUARY 11, 2006




                                  ALLETE, INC.
             (Exact name of registrant as specified in its charter)

            MINNESOTA                     1-3548              41-0418150
         (State or other                (Commission          (IRS Employer
  jurisdiction of incorporation        File Number)       Identification No.)
        or organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On January 11, 2006, ALLETE, Inc. (ALLETE) renewed, increased and extended a committed, syndicated, unsecured, revolving credit facility with LaSalle Bank National Association, as Agent, for $150 million (Line). The Line matures on January 11, 2011. At ALLETE's request and subject to certain conditions, the Line may be increased to $200 million and extended for two additional 12-month periods. The Line may be used by ALLETE for general corporate purposes, working capital and to provide liquidity in support of ALLETE's commercial paper program. ALLETE may prepay amounts outstanding under the Line in whole or in part at its discretion. Additionally, ALLETE may irrevocably terminate or reduce the size of the Line prior to maturity.

ALLETE has agreed to a financial covenant which requires ALLETE to maintain a quarterly ratio of its funded debt to total capital of less than or equal to .65 to 1.00. The Line also contains a cross-default provision, under which an event of default would arise if other ALLETE obligations in excess of $20.0 million were in default.

The Fourth Amended and Restated Committed Facility Letter (without Exhibits), dated January 11, 2006, by and among ALLETE and LaSalle Bank National Association, as Agent, is filed as Exhibit 10 to this Form 8-K and incorporated by reference herein.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired - Not applicable

(b) Pro Forma Financial Information - Not applicable

(c) Shell Company Transactions - Not applicable

(d) Exhibits

    Exhibit
    Number
    -------

      10 - Fourth  Amended  and  Restated  Committed  Facility  Letter  (without
           Exhibits), dated January 11, 2006, by and among ALLETE and LaSalle Bank National Association, as Agent.




                       ----------------------------------
READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.







                     ALLETE Form 8-K dated January 17, 2006                    1

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

  -  ALLETE's ability to successfully implement its strategic objectives;
  -  prevailing governmental policies and regulatory actions, including those of
     the  United  States  Congress,  state  legislatures,   the  Federal  Energy
     Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of
     Wisconsin,   and   various   local   and   county   regulators,   and  city
     administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real
     estate  development,   operation  and  construction  of  plant  facilities,
     recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
  -  effects of restructuring initiatives in the electric industry;
  -  economic and geographic factors, including political and economic risks;
  -  changes in and compliance with environmental and safety laws and policies;
  -  weather conditions;
  -  natural disasters;
  -  war and acts of terrorism;
  -  wholesale power market conditions;
  -  population growth rates and demographic patterns;
  - the effects of competition, including competition for retail and wholesale customers;
  -  pricing and transportation of commodities;
  -  changes in tax rates or policies or in rates of inflation;
  -  unanticipated project delays or changes in project costs;
  -  unanticipated changes in operating expenses and capital expenditures;
  -  global and domestic economic conditions;
  -  our ability to access capital markets;
  -  changes in interest rates and the performance of the financial markets;
  -  competition for economic expansion or development opportunities;
  -  ALLETE's ability to manage expansion and integrate acquisitions; and
  - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed under the heading "Factors that May Affect Future Results" in Item 7 of ALLETE's 2004 Form 10-K and Item 2 of its Form 10-Q for the quarterly period ended September 30, 2005. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                    ALLETE Form 8-K dated January 17, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               ALLETE, Inc.





January 17, 2006                             James K. Vizanko
                           -----------------------------------------------------
                                             James K. Vizanko
                             Senior Vice President and Chief Financial Officer







                     ALLETE Form 8-K dated January 17, 2006                    3

                                  EXHIBIT INDEX

EXHIBIT
NUMBER
--------------------------------------------------------------------------------

  10  -  Fourth  Amended   and  Restated  Committed   Facility  Letter  (without
         Exhibits), dated January 11, 2006, by and among ALLETE and LaSalle Bank National Association, as Agent.














                     ALLETE Form 8-K dated January 17, 2006